Exhibit 10.1

                                  June 18, 1998
                                    $33,315.

                                 PROMISSORY NOTE



         IN CONSIDERATION of the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, The Furia Organization, Inc (the "Undersigned") hereby promises to pay to the order of Southcal Investments, Inc. (the "Payee") at Payee's Bank, or such other place as the holder of this Promissory Note (the "Note") may designate from time to time in writing, the principal sum of $33,315 which interest at the per annum rate of 8% upon the unpaid principal balance hereof until paid in full. Interest shall be accrued but shall be payable upon the maturity of this Note. The principal amount with all accured but unpaid interest thereon, shall be paid on June 20, 2003.

The maturity of this Note may be accelerated at any time by the Payee upon the occurrence of a "default" as hereinafter defined.

         Any one or more of the following events shall constitute an event of default ("default") hereunder by the Undersigned:

         (a) If the Undersigned fails to pay to the Payee, when due and payable or declared due and payable, any of its obligations hereunder which failure remains uncured period of fifteen (15) days after notice the due date thereof;

         (b) If any of the Undersigned's assets are attached, seized, subjected to a writ or distress warrant, or levied upon, or come into the possession of any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having a trustee, receiver, controller, custodian or assignee for the benefit of creditors and the same are not released, discharged or bonded against within ten (10) days thereafter;

         (c) If any proceeding is commenced by or against the Undersigned under any provision of the Bankruptcy Code as amended, or any other bankruptcy or insolvency law, including but not limited to assignments for the benefit of creditors, formal or informal moratoriums, compositions, or extensions with some or all creditors, any proceeding seeking a reorganization, arrangement or any other relief under the Bankruptcy Code as amended, or any other bankruptcy or insolvency law and any such proceeding commenced against the Undersigned is not dismissed within fourteen (14) days thereafter;

         d) If any proceeding is filed or commenced by or against the Undersigned or any Guarantor for its dissolution or liquidation;

         (e) If the Undersigned is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         (f) If a notice of lien, levy or assessment is filed of record with respect to any or all of the assets of the Undersigned by the United States Government, or any department, agency or instrumentality thereof or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the assets of the Undersigned and the same is not paid on the payment date thereof;

         (g) If a judgment or other claim becomes a lien or encumbrance upon any or all of the assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter;

         In the event of a Default, Payee may, at his election, without notice of his election and without demand do any one or more of the following, all of which are authorized by the Undersigned:

         (a) Declare the Obligations immediately due and payable;

         (b) Exercise any right or remedy described in any of the other Agreements; or

         (c) Exercise any other right or remedy available to Payee under applicable law.

         Payee's failure at any time or times hereafter to require strict performance by the Undersigned of any of the provisions, terms and conditions contained in this Note or in any of the other Agreements shall not waive, affect or diminish any right of the Payee at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Payee, unless such waiver is contained in an instrument in writing signed by the Payee and directed to the Undersigned specifying such waiver. No waiver by the Payee of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. No delay or omission on the part of the Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Payee of any right or remedy shall preclude other of further exercise thereof or the exercise of any other right or remedy.

         The Undersigned waives presentment, demand, notice protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note, and assents to any extension or postponement of the time of payment or any other indulgence.

         THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT DALLAS, TEXAS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF texas, AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN texas. THE UNDERSIGNED WAIVES, AT THE OPTION OF PAYEE, TRIAL BY JURY, WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

[SEAL]

                                        The Furia Organization, Inc.,


                                        By /s/ Waylon McMullen
                                          -----------------------------------
                                           Waylon McMullen President